Dividends	12 Months Ended
Dec. 31, 2015
Disclosure Cash Dividends [Abstract]
Dividends
Dividends
All dividends of the Company are made on a discretionary basis as determined by the Board. The Company declares and pays the dividend on its commons shares in U.S. dollars. Dividends declared in Canadian equivalent dollars during the year were as follows:

	2015		2014
	Dividend	Dividend per share	Dividend	Dividend per share
Common shares	$124,831	$0.4867	$83,097	$0.3695
Series A preferred shares	$5,400	$1.1250	$5,400	$1.1250
Series D preferred shares	$5,000	$1.2500	$4,103	$1.0257